FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT: (Details 6) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Loans and receivables:
Cash and cash equivalents	$ 53,324	$ 16,376	$ 23,649	$ 5,731
Restricted bank deposits	69	62
Other receivables	478	721
Financial assets at fair value through profit or loss	1,825	1,852
Liabilities:
Financial liabilities at amortized cost - accounts payable and accruals	5,747	1,920
Derivative financial instruments		$ 97